Legal Proceedings, Contingencies and Commitments	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Legal Proceedings, Contingencies and Commitments
Legal Proceedings, Contingencies and Commitments

Legal Proceedings

We and our subsidiaries are subject to various pending or threatened legal proceedings arising out of the normal course of business operations. In addition, the Bank is routinely named in civil actions throughout the country by borrowers and former borrowers relating to the origination, purchase, sale, and servicing of mortgage loans. From time to time, governmental agencies also conduct investigations or examinations of various practices of the Bank. In the course of such investigations or examinations, the Bank cooperates with such agencies and provides information as requested.

We assess the liabilities and loss contingencies in connection with pending or threatened legal and regulatory proceedings on at least a quarterly basis and establish accruals when we believe it is probable that a loss may be incurred and that the amount of such loss can be reasonably estimated. Once established, litigation accruals are adjusted, as appropriate, in light of additional information.

At December 31, 2017, we do not believe that the amount of any reasonably possible losses in excess of any amounts accrued with respect to ongoing proceedings or any other known claims will be material to our financial statements, or that the ultimate outcome of these actions will have a material adverse effect on our financial condition, results of operations or cash flows.

DOJ litigation settlement

In 2012, the Bank entered into a Settlement Agreement with the DOJ which meets the definition of a financial liability (the "DOJ Liability").

In accordance with the Settlement Agreement, we made an initial payment of $15 million and agreed to make future annual payments totaling $118 million in annual increments of up to $25 million upon meeting all conditions, which are evaluated quarterly and include: (a) the reversal of the DTA valuation allowance, which occurred at the end of 2013; (b) the repayment of the Fixed Rate Cumulative Perpetual Preferred Stock, Series C (the "TARP Preferred"), which occurred in the third quarter of 2016; and (c) the Bank’s Tier 1 Leverage Capital Ratio equals 11 percent or greater as filed in the Call Report with the OCC.

No payment would be required until six months after the Bank files its Call Report with the OCC first reporting that its Tier 1 Leverage Capital Ratio was 11 percent or greater. If all other conditions were then satisfied, an initial annual payment would be due at that time. The next annual payment is then only made if such other conditions continue to be satisfied, otherwise payments are delayed until all such conditions are met. Further, making such a payment must not violate any material banking regulatory requirement, and the OCC must not object in writing.

Consistent with our business and regulatory requirements, Flagstar shall seek in good faith to fulfill the conditions, and will not undertake any conduct or fail to take any action the purpose of which is to frustrate or delay our ability to fulfill any of the above conditions.

Additionally, if the Bank and Bancorp become party to a business combination in which the Bank or Bancorp represent less than 33.3 percent of the resulting company’s assets. Annual payments must commence twelve months after the date of that business combination.

We elected to account for the DOJ Liability under the fair value option. To determine the fair value, we utilize a discounted cash flow model. Key assumptions for the discounted cash flow model include using a discount rate as of December 31, 2017 of 9.7 percent; probability weightings of multiple cash flow scenarios and possible outcomes which contemplate the above conditions and estimates of forecasted net income, size of the balance sheet, capital levels, dividends and their impact on the timing of cash payments and the assumptions we believe a market participant would make to transfer the liability. The fair value of the DOJ Liability was $60 million at both December 31, 2017 and December 31, 2016, respectively.

Other litigation accruals

At December 31, 2017 and December 31, 2016, excluding the fair value liability relating to the DOJ litigation settlement, our total accrual for contingent liabilities and settled litigation was $1 million and $3 million, respectively.

Commitments

The following table is a summary of the contractual amount of significant commitments:

	December 31,
	2017	2016
	(Dollars in millions)
Commitments to extend credit
Mortgage loan interest-rate lock commitments	$3,667	$4,115
Warehouse loan commitments	1,618	1,670
Commercial and industrial commitments	695	424
Other commercial commitments	1,021	651
HELOC commitments	283	179
Other consumer commitments	15	57
Standby and commercial letters of credit	50	30

Commitments to extend credit are agreements to lend to a customer as long as there is not a violation of any condition established in the contract. Since many of these commitments expire without being drawn upon, the total commitment amounts do not necessarily represent future cash flow requirements. Commitments generally have fixed expiration dates or other termination clauses. We evaluate each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by us, upon extension of credit is based on management's credit evaluation of the counterparties.

These instruments involve, to varying degrees, elements of credit and interest rate risk beyond the amount recognized on the Consolidated Statements of Financial Condition. Our exposure to credit losses in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. We utilize the same credit policies in making commitments and conditional obligations as we do for balance sheet instruments. The types of credit we extend are as follows:

Mortgage loan interest-rate lock commitments. We enter into mortgage interest-rate lock commitments with our customers. These commitments are considered to be derivative instruments and the fair value of these commitments is recorded in the Consolidated Statements of Financial Condition in other assets. For further information, see Note 11 - Derivative Financial Instruments.

Warehouse loan commitments. Lines of credit provided to mortgage originators to fund loans they originate and then sell. The proceeds of the sale of the loans are used to repay the draw on the line used to fund the loans.

Commercial and industrial and other commercial commitments. Conditional commitments issued under various terms to lend funds to business and other entities. These commitments include revolving credit agreements, term loan commitments and short-term borrowing agreements. Many of these loan commitments have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of these commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements.

HELOC commitments. Commitments to extend, originate or purchase credit are primarily lines of credit to consumers and have specified rates and maturity dates. Many of these commitments also have adverse change clauses, which allow us to cancel the commitment due to deterioration in the borrowers’ creditworthiness or a decline in the collateral value.

Other consumer commitments. Conditional commitments issued to accommodate the financial needs of customers. The commitments are made under various terms to lend funds to consumers, which include revolving credit agreements, term loan commitments and short-term borrowing agreements.

Standby and commercial letters of credit. Conditional commitments issued to guarantee the performance of a customer to a third party. Standby letters of credit generally are contingent upon the failure of the customer to perform according to the terms of the underlying contract with the third party, while commercial letters of credit are issued specifically to facilitate commerce and typically result in the commitment being drawn on when the underlying transaction is consummated between the customer and the third party. These financial standby letters of credit irrevocably obligate the bank to pay a third party beneficiary when a customer fails to repay an outstanding loan or debt instrument.

We maintain a reserve for the estimate of probable credit losses inherent in unfunded commitments to extend credit. Unfunded commitments to extend credit include unfunded loans with available balances, new commitments to lend that are not yet funded, and standby and commercial letters of credit. A reserve balance of $3 million at both December 31, 2017 and 2016, is reflected in other liabilities on the Consolidated Statements of Financial Condition.